UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-14999	87-0432572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

From Intel Office, 800 meters West, 200 meters North and 300 meters West City La Ribera de Belen, Heredia, Costa Rica
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (506) 298-1280

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

As previously disclosed, the Audit Committee (“Audit Committee”) of Rica Foods, Inc. (the “Company”) determined that the Company’s consolidated financial statements dating back to December 1999 should not be relied upon and may require restatement. The Audit Committee and the Company intend to continue to work to prepare audited restated consolidated financial statements in due course and intend to file such audited restated consolidated financial statements with the Securities and Exchange Commission upon completion of the audit by the Company’s independent auditors. However, in the interim, the Audit Committee has recommended, and the Board of Directors of the Company has approved, the release of unaudited consolidated financial statements for the fiscal years ended September 30, 2005, 2004 and 2003. These financial statements include a correction for the cumulative effect of all identified errors prior to fiscal year 2003. Such financial statements are attached hereto as Exhibit 99.1.

The attached unaudited consolidated financial statements reflect certain restatements. Investors should review them with care. Although the Company believes these unaudited consolidated financial statements are in accordance with generally accepted accounting principles in the United States (U.S. GAAP), and that the information contained therein fairly presents the Company’s financial results and positions for the periods indicated in all material respects, investors should not place undue reliance on the information provided given that the information is not audited and accordingly, is subject to change, which change could be material.

Certain statements made in this Current Report on Form 8-K and the attached unaudited consolidated financial statements and related footnotes may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects upon the Company. Actual results may differ materially from those included in the forward-looking statements due to a number of factors, including, but not limited to, the Company’s relationships with its suppliers and vendors, international markets, commodities prices, future restatements by the Company and other risk factors. There can be no assurance that future developments affecting the Company will be those anticipated by management.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Unaudited Consolidated Financial Statements for Fiscal Years Ended September 30, 2005, 2004 and 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rica Foods, Inc. (Registrant)

By:	/s/ Gustavo Barboza
Name:	Gustavo Barboza
Title:	Chief Financial Officer

Dated: February 22, 2008

Exhibit Index

Exhibit No.

99.1	Unaudited Consolidated Financial Statements for Fiscal Years Ended September 30, 2005, 2004, and 2003.